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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                           -------------------------


                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 22, 2003


                           -------------------------


                            ARROW INTERNATIONAL, INC.
                            -------------------------
             (Exact Name of Registrant as Specified in its Charter)



         Pennsylvania                   0-20212                  23-1969991
-----------------------------      ------------------      ---------------------
(State or Other Jurisdiction          (Commission             (I.R.S. Employer
      of Incorporation)               File Number)           Identification No.)



   2400 Bernville Road, Reading, Pennsylvania                      19605
  ---------------------------------------------                  ----------
    (Address of Principal Executive Offices)                     (Zip Code)



       Registrant's Telephone Number, Including Area Code: (610) 378-0131
                                                           --------------

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                            ARROW INTERNATIONAL, INC.


Item 7.  Financial Statements, PRO FORMA Financial Information and Exhibits

       (c)    Exhibits

Exhibit Number          Description
--------------          -----------

99.1 Press release dated December 22, 2003 issued by Arrow International, Inc. (the "Registrant").

Item 12.  Results of Operations and Financial Condition

On December 22, 2003, the Registrant issued a press release announcing its financial results for the first fiscal quarter ended November 30, 2003. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Form 8-K shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liability of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as may otherwise be expressly stated in such a filing.






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                            ARROW INTERNATIONAL, INC.


                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         ARROW INTERNATIONAL, INC.




Date: December 22, 2003                  By:  /s/  Frederick J. Hirt
                                             --------------------------------
                                              Frederick J. Hirt
                                              Chief Financial Officer and
                                              Vice President-Finance
                                              (Principal Financial Officer and
                                              Chief Accounting Officer)






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                                  EXHIBIT INDEX


EXHIBIT       DESCRIPTION                                 METHOD OF FILING
NUMBER        OF EXHIBIT                                  ----------------
------        ----------

99.1          Press Release dated December 22, 2003,      Furnished herewith.
              issued by Arrow International, Inc.
















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